Exhibit 24(b)(8.47)
Project Document ID: (3)

NOVATION OF AND AMENDMENT TO PARTICIPATION AGREEMENT

THIS NOVATION OF AND AMENDMENT TO PARTICIPATION AGREEMENT made this
26th day of January, 2011, and effective as of the Effective Date (as defined below), by and among
Allianz Global Investors Distributors LLC ("AGID"), PIMCO Investments LLC ("PI"), PIMCO Variable
Insurance Trust (the "Fund") and ING Life Insurance and Annuity Company, ING USA Annuity and Life
Insurance Company, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New
York (together or separately, as context requires, the "Company").

WHEREAS, AGID has served as the principal underwriter for the Fund and its several series of shares (each a "Portfolio") pursuant a Distribution Contract with the Fund;

WHEREAS, AGID, the Fund and the Company have entered into one or more Participation
Agreements, as amended (or amended and restated) through the date hereof, as specified in Exhibit A
(together or separately, as context requires, the "Participation Agreement"), pursuant to which AGID has made available for purchase by the Company, on behalf of segregated asset accounts of the Company, shares of the Portfolios and performs various other functions;

WHEREAS, as of the date of this Novation of and Amendment to Participation Agreement first written above, PI either will in the future replace or has already replaced AGID as the principal underwriter for the Fund by entering into a distribution agreement with the Fund that will take effect (or previously took effect) immediately following the termination of the existing Distribution Contract between AGID and the Fund (the "Effective Date of Change of Fund Distributor" as used herein shall mean the date as of which such distribution agreement between PI and the Fund takes or took effect, and
"Effective Date" as used herein shall mean the date that is the later of (i) the date of this Novation of and
Amendment to Participation Agreement first written above and (ii) the Effective Date of Change of Fund
Distributor). It is expected at this time that the Effective Date of Change of PIMCO Trusts' Distributor
will be February 14, 2011, although this is subject to change;

WHEREAS, the Company, the Fund, AGID and PI desire that PI be substituted for AGID as a party for all purposes under the Participation Agreement effective as of the Effective Date pursuant to a novation by AGID to PI as specified herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Company, the Fund, AGID and PI hereby agree as follows:

1.	Novation. Subject to the terms and conditions contained herein, (i) AGID hereby irrevocably novates and transfers to PI all of AGID's rights, title and interests and duties, liabilities and obligations under the Participation Agreement so as to substitute PI for AGID as a party to the Participation
Agreement for all purposes as of the Effective Date (the "Novation"), (ii) PI hereby irrevocably accepts such rights, title and interests and assumes such duties, liabilities and obligations from AGID under the
Participation Agreement as of the Effective Date and releases AGID from all such duties, liabilities and obligations thereunder which would otherwise be required or occur on and after the Effective Date, (iii)
the Company and the Fund hereby consent to such Novation for all purposes, and (iv) the Company and the Fund hereby irrevocably release AGID from all of its duties, liabilities and obligations under the
Participation Agreement which would otherwise be required or occur on and after the Effective Date.
Pursuant to the Novation, on and after the Effective Date, PI agrees to duly perform and discharge all liabilities and obligations arising out of or related to the Participation Agreement from time to time to be performed or discharged by it by virtue of this instrument in all respects as if PI was (and had at all times been) named therein as a party instead of AGID.

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Project Document ID: (3)

II.	Representations and Warranties. PI hereby makes and agrees to all of the representations, warranties, covenants and undertakings made or agreed to by AGID under the Participation Agreement as of the Effective Date and represents and warrants that the same will continue in full force and effect on and after the Effective Date until further notice by PI to the Company and the Fund.

III.	Effective Date and Term. The Novation shall become effective as of the Effective Date and shall extend until the Participation Agreement is thereafter terminated in accordance with its terms.

IV.	Amendments. (i) The parties agree that all references in the Agreement to "Allianz Global
Investors Distributors LLC" or the name of its predecessors shall be changed to "PIMCO Investments
LLC" as of the Effective Date. Any notice to be provided to PI under the Participation Agreement shall be provided to the address as shown below, and the applicable notice provisions of the Participation
Agreement are hereby revised accordingly:

PIMCO Investments LLC
1345 Avenue of the Americas
New York, New York 10105
Attention: Chief Legal Officer
Telephone: (212) 739-3000
Facsimile: (212) 739-3926
E-mail: IntermediaryAgtReviewTeam@pimco.com

Any notice to be provided to the Intermediary under the Participation Agreement shall be provided to the address as shown below, and the applicable notice provisions of the
Participation Agreement are hereby revised accordingly:

ING:
Jacqueline Salamon
ING Americas Legal Services
One Orange Way, CIS
Windsor, CT 06095
Fax: 860-580-4934

(ii) Without limiting the scope of any privacy-related or similar agreement or term in the
Participation Agreement, each of the Company, the Fund, AGID and PI hereby agrees to comply with all applicable laws and regulations related to the collection, storage, handling, processing and transfer of non-public personal information ("Applicable Laws"), including without limitation the Massachusetts
Standards for the Protection of Personal Information, 201 CMR 17.00, et. seq., and to implement and maintain appropriate security measures to protect the confidentiality, security and integrity of non-public personal information in the manner provided for under and to the extent required by all such Applicable
Laws, and the Participation Agreement is hereby amended to include this provision (as applicable to PI on and after the Effective Date).

V.	Counterparts. This Novation of and Amendment to Participation Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

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Project Document ID: (3)

IN WITNESS WHEREOF, the undersigned has caused this Novation of and Amendment to
Participation Agreement to be executed as of the date first above written.

PIMCO VARIABLE INSURANCE TRUST	ALLIANZ GLOBAL INVESTORS
DISTRIBUTORS LLC

/s/ Peter G. Strelow	/s/ Robert Rokose
By: Peter G. Strelow	By: Robert Rokose
Title: Executive Vice President	Title: Managing Director

PIMCO INVESTMENTS LLC

/s/ Gregory A. Bishop
By: Gregory A. Bishop
Title: Head of Business Management

ING LIFE INSURANCE AND	RELIASTAR LIFE
ANNUITY COMPANY	INSURANCE COMPANY

/s/ Lisa S. Gilarde	/s/ Robert Garrey
By: Lisa S. Gilarde	By: Robert Garrey
Title: Vice President	Title: Vice President

ING USA ANNUITY AND	RELIASTAR LIFE INSURANCE
LIFE INSURANCE COMPANY	COMPANY OF NEW YORK

/s/ Bebe Wilkinson	/s/ Ralph Ferraro
By: Bebe Wilkinson	By: Ralph Ferraro
Title: Vice President	Title: Senior Vice President

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Project Document ID: (3)

Exhibit A

Participation Agreement among ING Life Insurance and Annuity Company, ReliaStar Life Insurance
Company, PIMCO Variable Insurance Trust, and PA Distributors LLC dated May 1, 2004[1]

First Amendment to Participation Agreement among ING Life Insurance and Annuity Company;
ReliaStar Life Insurance Company; ING USA Annuity and Life Insurance Company; ReliaStar Life
Insurance Company of New York PIMCO Variable Insurance Trust, and Allianz Global Investors

Distributors LLC dated August 15, 2007. [2]
___________________________
[1] The following Agreements are replaced by the Participation Agreement among ING Life Insurance and
Annuity Company, ReliaStar Life Insurance Company, PIMCO Variable Insurance Trust, and PA
Distributors LLC dated May 1, 2004:

· Participation Agreement Among ING Insurance Company of America (merged into ING Life
Insurance and Annuity Company), PIMCO Variable Insurance Trust, and PA Distributors LLC
dated May 1, 2004.

· Participation Agreement among Golden American Life Insurance Company (now known as
ING USA Annuity and Life Insurance Company), PIMCO Variable Insurance Trust and
PIMCO Funds Distributors LLC dated May 1, 1998

· Participation Agreement among Equitable Life Insurance Company of Iowa (merged into ING
USA Annuity and Life Insurance Company), PIMCO Variable Insurance Trust and PIMCO
Funds Distributors LLC dated May 1, 1998

· Participation Agreement among First Golden American Life Insurance Company (now known as ING USA Annuity and Life Insurance Company), PIMCO Variable Insurance Trust and
PIMCO Funds Distributors LLC dated May 1, 1998

[2] The following Amendments are replaced by the First Amendment to Participation Agreement among
ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ING USA
Annuity and Life Insurance Company; ReliaStar Life Insurance Company of New York PIMCO
Variable Insurance Trust, and Allianz Global Investors Distributors LLC dated August 15, 2007:

· First Amendment to Participation Agreement among ING Life Insurance and Annuity
Company; ReliaStar Life Insurance Company; ING USA Annuity and Life Insurance
Company; ReliaStar Life Insurance Company of New York PIMCO Variable Insurance Trust,
and Allianz Global Investors Distributors LLC dated August 15, 2007.

· Amendment No. 1 to Participation Agreement among Golden American Life Insurance
Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC April 1,
2000

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